SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

                        Current Report
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):
                       July 18, 2006


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey        1-3215              22-1024240

(State or other     Commission     (I.R.S. Employer
jurisdiction        File Number)   Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey
                             08933

           (Address of principal executive offices)
                          (zip code)


Registrant's telephone number including area code:
                       (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition

On  July 18, 2006, Johnson & Johnson ("J&J") issued the
attached   press  release  announcing  its  sales   and
earnings for the second quarter ended July 2, 2006.


Item 9.01 Financial Statements and Exhibits

Exhibit No.         Description of Exhibit

99.15 Press Release dated July 18, 2006 for the period ended July 2, 2006.

99.2O Unaudited Comparative Supplementary Sales Data and Condensed Consolidated Statement of Earnings for the second quarter.





                            SIGNATURE



Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          JOHNSON & JOHNSON




Date: July 18, 2006       By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer